SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2002
Date of Earliest Event Reported: October 10, 2002

OpenTV Corp.
(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 429-5500

Item 4.    Changes in Registrant’s Certifying Accountants.

(a)  Previous Independent Accountants.

(i)  Effective October 10, 2002, OpenTV Corp. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the principal accountants to audit the Company’s financial statements.

(ii)  The reports of PWC on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)  The decision to dismiss PWC was recommended by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), and the Audit Committee’s recommendation was approved by the Board of Directors of the Company.

(iv)  During the Company’s two most recent fiscal years and during the period from the end of the most recently completed fiscal year through October 10, 2002, the Company has had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Company for such periods.

(v)  During the Company’s two most recent fiscal years and during the period from the end of the most recently completed fiscal year through October 10, 2002, the Company has had no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of such letter, dated October 16, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)  Engagement of New Accountants.

(i)  Effective October 10, 2002, the Company engaged KPMG LLP (“KPMG”) as its new independent public accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2002.

(ii)  Prior to the engagement of KPMG, the Company (or someone on behalf of the Company) had not consulted KPMG during its two most recent fiscal years or during the period from the end of the most recently completed fiscal year through October 10, 2002 regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.    Financial Statements and Exhibits.

(c)  The following exhibit is being filed with this Form 8-K:

16.1  Letter from PricewaterhouseCoopers LLP dated October 16, 2002.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENTV CORP.

By:	/s/ SCOTT H. RAY
Scott H. Ray Executive Vice President and Chief Financial Officer

Date: October 17, 2002

3

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from PricewaterhouseCoopers LLP dated October 16, 2002.